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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 and S-8 (Nos. 333-20357, 333-22823, 333-52755 and
333-23595) of Pegasus Communications Corporation of our report dated February 11, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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Philadelphia, PA
March 9, 2000